UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ART’S-WAY MANUFACTURING CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ART’S-WAY MANUFACTURING CO., INC.
5556 Highway 9
Armstrong, Iowa, 50514-0288
Ph: (712) 864-3131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, APRIL 26, 2012

To our Stockholders:

The 2012 Annual Meeting of the Stockholders (the “2012 Annual Meeting”) of Art’s-Way Manufacturing Co., Inc. (the “Company”) will be held on Thursday, April 26, 2012, at the Hotel Julien, located at 200 Main Street, Dubuque, Iowa, 52001. Registration for the 2012 Annual Meeting will begin at 8:45 a.m. Central Time (“CT”). The 2012 Annual Meeting will commence at approximately 9:00 a.m. CT. The purposes of the 2012 Annual Meeting are to:

(1)	Elect seven (7) directors to our Board of Directors to serve until the next annual meeting of stockholders or until such time as their successors are elected and qualified;

(2)	Consider and vote upon a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares from 5,000,000 to 10,000,000;

(3)	Consider and vote upon a proposal to amend the Company’s Certificate of Incorporation to authorize undesignated stock; and

(4)	Consider and vote upon a proposal to ratify the appointment of Eide Bailly LLP as the Company’s independent registered public accountant for the 2012 fiscal year.

Any action may be taken on any one of the foregoing proposals at the 2012 Annual Meeting on the date specified above, or on any date or dates to which the 2012 Annual Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the 2012 Annual Meeting. The foregoing proposals are described more fully in the enclosed proxy statement (the “Proxy Statement”). If you have any questions regarding the information contained in the Proxy Statement or regarding the completion of the enclosed proxy card or would like directions to the 2012 Annual Meeting, please call the Company at (712) 864-3131.

Only stockholders that were listed on the Company’s records at the close of business on Monday, March 5, 2012, the record date set by the Board of Directors for the 2012 Annual Meeting, are entitled to notice of the 2012 Annual Meeting and to vote at the 2012 Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the 2012 Annual Meeting in person. However, to ensure the presence of a quorum, the Board of Directors requests all stockholders of record to promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the 2012 Annual Meeting. The proxy is revocable and will not be used if you attend and vote at the 2012 Annual Meeting in person or otherwise provide notice of your revocation. Please mail your executed proxy card to the Company’s stock transfer agent in the enclosed envelope.

By order of the Board of Directors,

/s/ J. Ward McConnell, Jr.
Chairman of the Board and Director
Armstrong, Iowa
March 26, 2012
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on April 26, 2012:
The Notice, Proxy Statement, Form of Proxy Card, and Annual Report on Form 10-K are available at
http://www.artsway-mfg.com/investor-relations/

Proxy Statement
2012 Annual Meeting of Stockholders
Thursday, April 26, 2012
9:00 a.m. CT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Art’s-Way Manufacturing Co., Inc., a Delaware corporation (the “Company”), for use at the 2012 Annual Meeting of Stockholders of the Company to be held on Thursday, April 26, 2012 (the “2012 Annual Meeting”), and at any adjournment thereof. The 2012 Annual Meeting will be held at the Hotel Julien, located at 200 Main Street, Dubuque, Iowa, 52001. Registration for the 2012 Annual Meeting will begin at approximately 8:45 a.m. Central Time (“CT”). The 2012 Annual Meeting will commence at approximately 9:00 a.m. CT. This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone, facsimile or letter. Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about March 26, 2012.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on April 26, 2012:
The Notice, Proxy Statement, Form of Proxy Card, and Annual Report on Form 10-K are available at
http://www.artsway-mfg.com/investor-relations/

QUESTIONS AND ANSWERS ABOUT THE 2012 ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:
The Company is soliciting your proxy vote at the 2012 Annual Meeting because you owned of record one or more shares of common stock of the Company at the close of business on Monday, March 5, 2012, the record date for the 2012 Annual Meeting, and are therefore entitled to vote at the 2012 Annual Meeting.

Q:	What is a proxy?

A:
A proxy is your legal designation of another person or persons (the “proxy” or “proxies,” respectively) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving J. Ward McConnell, Jr. and Fred Krahmer, the proxies, the authority to vote your shares of common stock at the 2012 Annual Meeting in the manner you indicate on your proxy card. If you sign and return your proxy card, but do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the 2012 Annual Meeting, or any adjournments thereof.

Q:	When and where is the 2012 Annual Meeting?

A:
The 2012 Annual Meeting will be held on Thursday, April 26, 2012, at the Hotel Julien, located at 200 Main Street, Dubuque, Iowa, 52001. Registration for the meeting will begin at approximately 8:45 a.m. CT. The 2012 Annual Meeting will commence at approximately 9:00 a.m. CT.

Q:	What am I voting on?

A:	You are voting on the following matters:

•	Proposal 1 — The election of the seven (7) directors named in this Proxy Statement;
•	Proposal 2 — The amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares from 5,000,000 to 10,000,000;
•	Proposal 3 — The amendment of the Company’s Certificate of Incorporation to authorize undesignated stock; and
•	Proposal 4 — The ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accountant for the 2012 fiscal year.

Proposals 2 and 3 are related proposals. The effect of approval of one proposal and failure to approve the other is discussed in further detail in the section entitled Proposals 2 and 3.

Q:	What does the Board recommend?

A:	The Board recommends a vote:

•	FOR the election of its seven (7) director nominees (see Proposal 1);
•	FOR the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares from 5,000,000 to 10,000,000 (see Proposal 2);
•	FOR the amendment of the Company’s Certificate of Incorporation to authorize undesignated stock (see Proposal 3); and
•	FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accountant for the 2012 fiscal year (see Proposal 4).

Proposals 2 and 3 are related proposals. The effect of approval of one proposal and failure to approve the other is discussed in further detail in the section entitled Proposals 2 and 3.

Q:	How many votes do I have?

A:
On any matter which may properly come before the 2012 Annual Meeting, each stockholder entitled to vote thereon will have one (1) vote for each share of common stock owned of record by such stockholder as of the close of business on Monday, March 5, 2012.

Q:	How many shares of common stock may vote at the 2012 Annual Meeting?

A:
At the close of business on Monday, March 5, 2012, there were 4,028,852 outstanding shares of common stock. This means that there may be 4,028,852 votes on any matter presented at the 2012 Annual Meeting.

Q:	What vote is required to approve each of the Proposals?

A:
Proposal 1 – Election of Directors — With respect to the election of directors, the seven (7) nominees receiving the greatest number of votes relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented (in person or by proxy) at the 2012 Annual Meeting and entitled to vote on the proposal. Although directors are elected by plurality vote, the presence (in person or by proxy) of stockholders representing an aggregate of at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum for the election of directors.

Proposal 2 – Amendment of the Certificate of Incorporation to increase the number of authorized shares — Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of a majority of the outstanding shares of common stock of the Company will result in the stockholders’ approval of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares from 5,000,000 to 10,000,000.

Proposal 3 – Amendment of the Certificate of Incorporation to authorize undesignated stock — Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of a majority of the outstanding shares of common stock of the Company will result in the stockholders’ approval of the amendment to the Company’s Certificate of Incorporation to authorize undesignated stock.

Proposal 4 – Ratification of the Appointment of Eide Bailly LLP as the Company’s Independent Registered Public Accountant for the 2012 fiscal year — Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2012 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the stockholders’ ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accountant for the 2012 fiscal year.

Proposals 2 and 3 are related proposals. The effect of approval of one proposal and failure to approve the other is discussed in further detail in the section entitled Proposals 2 and 3.

Q:	Do stockholders have cumulative voting rights?

A:
Stockholders do not have cumulative voting rights with respect to the election of directors or any other matter, which means that stockholders will not be able to cast all of their votes for a single director nominee. The cumulative voting method would entitle a stockholder to multiply the number of shares owned of record by such stockholder by the number of director positions being voted upon and then cast a number of votes equal to such total for only one nominee. Instead, stockholders will only be able to cast one vote per share owned of record for each director nominee (up to seven nominees) at the 2012 Annual Meeting. Accordingly, a holder of 100 shares will only be able to cast 100 shares for each nominee (up to the number of directorships up for election) and will not instead be able to cast 700 shares for a single nominee (or distribute votes in any other manner).

Q:	What constitutes a quorum?

A:
Transaction of business may occur at the 2012 Annual Meeting if a quorum is present. The presence in person or by proxy of stockholders holding at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum. On Monday, March 5, 2012, the Company had 4,028,852 issued and outstanding shares of common stock and, therefore, the presence of 2,014,427 shares will constitute a quorum for the transaction of business at the 2012 Annual Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the 2012 Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q.	What is the effect of abstentions and withhold votes?

A:
You may either vote FOR or WITHHOLD authority to vote for each nominee for the Board of Directors. If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. You may vote FOR, AGAINST or ABSTAIN on the remaining proposals. If you abstain from voting on any of these proposals, your shares will be deemed present but will not be deemed to have voted in favor of the proposal. An abstention therefore has the same effect as a vote against the proposal.

If you just sign and submit your proxy card without voting instructions, your shares will be voted FOR each director nominee and other proposal.

Q:	What is the effect of broker non-votes?

A:
Shares that are held by stock brokers in “street name” may be voted by the stock broker on “routine” matters, such as ratification of our independent registered public accountant. To vote on “non-routine” matters, the stock broker must obtain stockholder direction. When the stock broker does not vote the shares, the stock broker’s abstention is referred to as a “broker non-vote.”

Broker non-votes will be considered present for quorum purposes at the 2012 Annual Meeting. Brokers do not have discretion to vote shares for the election of directors, for the amendments to the Certificate of Incorporation, or for any other non-routine matters that may be brought before the meeting. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be voted for these proposals. Broker non-votes in connection with the election of directors are not deemed “votes cast,” and, since directors are elected by a plurality, will have no effect on the election.

Approval of the amendments to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares, and therefore, broker non-votes in connection with the amendments to the Certificate of Incorporation will have the effect of a vote against the proposals.

Brokers will have discretion to vote on the ratification of Eide Bailly LLP as the Company’s independent registered public accountant for the 2012 fiscal year if you do not provide voting instructions.

For any other business matters that may be brought before the meeting, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the 2012 Annual Meeting and entitled to vote on the proposal is required to pass the proposal. Broker non-votes will be counted as present for quorum purposes at the 2012 Annual Meeting, but will not be considered entitled to vote on non-routine matters, and will therefore not be treated as affirmative or opposing votes.

Q:	How do I vote my shares?

A:	If you are a stockholder of record, you may vote your shares of common stock at the 2012 Annual Meeting using either of the following methods:

•
Proxy Card. The enclosed proxy card is a means by which a stockholder may authorize the voting of his, her, its or their shares of common stock at the 2012 Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the 2012 Annual Meeting in accordance with the stockholder’s directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company’s stock transfer agent, American Stock Transfer and Trust Company, in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the Board of Director’s nominees for directors, FOR the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares from 5,000,000 to 10,000,000; FOR the amendment to the Company’s Certificate of Incorporation to authorize undesignated shares; and FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent public accountant for the 2012 fiscal year.

•
In person at the 2012 Annual Meeting. All stockholders of record as of Monday, March 5, 2012 may vote in person at the 2012 Annual Meeting. Even if you plan to attend the 2012 Annual Meeting, we recommend that you submit your proxy card ahead of time so that your vote can be counted if you later decide not to attend.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a stock broker, bank, trust or other nominee as a custodian, and this Proxy Statement and the accompanying Notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your stock broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the 2012 Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I change my vote after I have mailed in my proxy card?

A:	Proxies solicited by the Board of Directors may be revoked at any time prior to the 2012 Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

•	Voting in person at the 2012 Annual Meeting;
•	Returning a later-dated signed proxy card; or
•	Giving personal or written notice of the revocation to the Company’s President and Chief Executive Officer, Carrie Majeski, at the commencement of the 2012 Annual Meeting.

If your shares are held in “street name” through a broker or other nominee, you will need to contact that nominee if you wish to change your voting instructions.

Q:	How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on theproxy card?

A:
If you are a record holder and do not mark any choices for the election of directors on the proxy card, then the proxies solicited by the Board of Directors will be voted FOR the nominees recommended for election by the Board of Directors. You may wish to vote for less than seven (7) director candidates. In such case, your shares will only be voted for the director candidate(s) you have selected. If you mark contradicting choices on the proxy card, such as both FOR and WITHHOLD for a director candidate, your shares will not be voted with respect to the director candidate for which you marked contradicting choices.

If you are a record holder and do not mark a choice with respect to the approval of any proposal other than the election of directors, then the proxies solicited by the Board of Directors will be voted FOR the approval of the proposals. If you mark contradicting choices on your proxy card, such as a mark both FOR and AGAINST the approval of a proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

If you are a street name holder and do not submit specific voting instructions to your broker, the organization that holds your shares may generally vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not submit specific voting instructions to your broker, the shares will be treated as “broker non-votes.” Broker non-votes will be counted for purposes of determining whether a quorum is present. The proposal to ratify the appointment of Eide Bailly LLP as our independent registered public accountant is considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker. However, brokers will not have discretion to vote your shares on the election of directors or the amendments to the Certificate of Incorporation. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, the broker non-votes will not be considered “votes cast” for purposes of determining the outcome of the election of director nominees and will have no effect on the outcome of the election.  Approval of the amendments to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares, and therefore, broker non-votes in connection with the amendments to the Certificate of Incorporation will have the effect of a vote against the proposals.

Q:	Who can attend the 2012 Annual Meeting?

A:
All stockholders of record as of the close of business on Monday, March 5, 2012, may attend the 2012 Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in street name), we may request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a “legal proxy” provided by your custodian, or other similar evidence of ownership.

Q:	What is the record date for the 2012 Annual Meeting?

A:	The Board of Directors has fixed Monday, March 5, 2012, as the record date.

Q:	Who will count the votes?

A:
All proxies submitted to the Company will be tabulated by our stock transfer agent, American Stock Transfer and Trust Company. All shares voted by stockholders of record present in person at the 2012 Annual Meeting will be tabulated by our Chief Financial Officer.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Our directors, executive officers and employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

Q:	How do I nominate a candidate for election as a director at next year’s Annual Meeting?

A:
You may recommend a candidate for nomination by the Board of Directors at the 2013 Annual Meeting by following the procedures explained below in this Proxy Statement under the caption “CORPORATE GOVERNANCE - Selection of Director Nominees” and contained in the rules and regulations of the Securities and Exchange Commission. You may directly nominate a candidate for election at the 2013 Annual Meeting by following the procedures explained below in response to the question “When are stockholder proposals and director nominations due for the 2013 Annual Meeting?”

Q:	What is a stockholder proposal?

A:
A stockholder proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the stockholders. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for stockholders to vote on the matter via the proxy card. The deadlines and procedures for submitting stockholder proposals for the 2013 Annual Meeting are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are stockholder proposals and director nominations due for the 2013 Annual Meeting?

A:
In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Company no later than November 28, 2012 (approximately 120 days prior to the one year anniversary of the mailing of this Proxy Statement). The Company suggests that proposals for the 2013 Annual Meeting of Stockholders be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Stockholders who intend to present a proposal or director nomination at the 2013 Annual Meeting of Stockholders without including such proposal or nomination in the Company’s proxy statement must, pursuant to the Company’s bylaws (as amended February 27, 2004), deliver to the Company notice of such proposal no earlier than January 26, 2013 (approximately 90 days prior to the one year anniversary of this year’s meeting) and no later than February 26, 2013 (approximately 60 days prior to the one year anniversary of this year’s meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If a stockholder proposal intended to be submitted to the 2013 Annual Meeting of Stockholders does not comply, as determined in the chairman’s discretion, with the timeframes and other procedures established by the Company’s bylaws, the proposal will be disregarded.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is composed of seven directors.  David R. Castle has decided to not stand for reelection at the 2012 Annual Meeting, and the Board has nominated Joseph R. Dancy to stand for election to the Board at the 2012 Annual Meeting. Mr. Dancy was recommended for nomination by the non management directors.  Seven directors will be elected at the 2012 Annual Meeting to hold office until the 2013 Annual Meeting of Stockholders or until the successor of each shall be elected and qualified in accordance with the Company’s Bylaws. Proxies cannot be voted for a greater number of persons than the number of nominees named. Six of the nominees named herein are presently serving as members of the Board of Directors. The Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the size of the Board of Directors.

The seven nominees receiving the greatest number of affirmative votes cast will be elected as directors. Except as otherwise directed on the proxy cards, the proxies will vote all valid proxies for the seven nominees identified below.

Nominees for Election as Directors at the 2012 Annual Meeting

The Board of Directors has recommended the following persons as nominees for election as directors at the 2012 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
J. Ward McConnell, Jr.	80	1996
Marc H. McConnell	33	2001
Thomas E. Buffamante	59	2003
Fred W. Krahmer	42	2006
James Lynch	66	2006
Douglas McClellan	61	1987
Joseph R. Dancy	57	N/A

Certain biographical information relating to each of the director nominees is set forth below:

J. WARD McCONNELL, JR., Chairman of the Board, Director. Mr. McConnell has been a private investor for more than nine years. Mr. McConnell was a director from 1996 to 2001 and returned and has served since February 2002. Our Vice Chairman and director, Marc H. McConnell, is the son of Mr. McConnell. Mr. McConnell has been the Chairman of the Board of Directors since 2002 and currently resides in Fort Myers, Florida. Among other attributes, skills, and qualifications, the Board believes that Mr. McConnell is uniquely qualified to serve as a director due to his extensive experience in the farm equipment manufacturing industry throughout his career.

MARC H. McCONNELL, Vice Chairman of the Board, Director. Mr. McConnell is currently the President of Bauer Corporation and a director of McConnell Holdings, Inc. and Mountain Aircraft Services, Inc. all companies owned by J. Ward McConnell, Jr.  He has served as a director of the American Ladder Institute since 2004 and was named president of the American Ladder Institute in 2006. Mr. McConnell was also named a director of the Farm Equipment Manufacturers Association in October 2007. Mr. McConnell is currently Chairman of West Town Savings Bank, located in Chicago, Illinois, and has served as a director since 2009. Mr. McConnell was appointed to the Company’s Board of Directors in July 2001 and has served as Vice Chairman of the Board of Directors since January of 2008. He is the son of our Chairman and director, J. Ward McConnell, Jr., and currently resides in Kinston, North Carolina. Among other attributes, skills, and qualifications, the Board believes that Mr. McConnell’s involvement and experience in the farm equipment manufacturing industry, particularly in leadership positions with similarly situated companies, contribute to his ability to understand the challenges and opportunities facing the Company and to guide its long-term strategies.

THOMAS E. BUFFAMANTE, Director. Mr. Buffamante is a Certified Public Accountant and Director of Buffamante Whipple Buttafaro, P.C., where he has been a director and stockholder of the firm since 1981. Mr. Buffamante has been a director since 2003 and was appointed to our Audit Committee on March 21, 2011.  Following the 2012 Annual Meeting, Mr. Buffamante will serve as Chairman of the Audit Committee. He currently resides in Great Valley, New York. Among other attributes, skills, and qualifications, the Board believes that Mr. Buffamante is qualified to serve as a director in light of his ability to understand generally accepted accounting principles, internal control over financial reporting, and disclosure controls and procedures, his experience in analyzing and evaluating financial statements, and his ability to provide oversight with regard to reviewing tax filings, tax accruals, and other tax matters.

FRED W. KRAHMER, Director. Mr. Krahmer has been a practicing attorney with, and member of the board of directors of, Krahmer & Nielsen, PA, since 1997, specializing in agricultural, real estate and estate planning law. He is also active in managing his family’s farming operations based in Martin County, Minnesota. Mr. Krahmer is a director of Profinium Financial, Inc., a banking institution based in southern Minnesota. Mr. Krahmer also serves as a director of various privately-held corporations. He is the Chairman of the Compensation and Stock Option Committee and a member of the Audit Committee. Mr. Krahmer has been a director since 2006 and currently resides in Fairmont, Minnesota. Among other attributes, skills, and qualifications, the Board believes that Mr. Krahmer is uniquely qualified to serve as a director because his professional experience enables him to understand the laws, regulations and issues facing the agricultural industry, as well as to identify tax and other issues that may apply to the Company. His experience as an active member of his family farm operations also qualifies him to serve as director of our agricultural manufacturing company.

JAMES LYNCH, Director. Mr. Lynch served as the Chief Executive Officer and General Manager of Rydell Chevrolet from 1989 through 1998. He was named President of Rydell Enterprises in 1999 and became Secretary-Treasurer of Rydell Development in 2001. He is an owner of automobile dealerships in the Midwest and West Coast. Mr. Lynch has been a director since 2006 and currently resides in Chatsworth, California. Among other attributes, skills, and qualifications, the Board believes that Mr. Lynch’s leadership experience allows him to identify operations and management strategies that may benefit the Company.

DOUGLAS McCLELLAN, Director. Mr. McClellan currently serves as President of Filtration Unlimited of Akron, New York, where he has held various positions for over six years. He is a member of our Compensation and Stock Option Committee and Audit Committee. Mr. McClellan has been a director since 1987 and currently resides in Clarence, New York. Among other attributes, skills, and qualifications, the Board believes that Mr. McClellan makes unique contributions as a director because he has experience leading a company that is focused on providing exceptional service to its customers and, like the Company, offers custom-manufactured products as necessary.

JOSEPH R. DANCY, Director Nominee. Mr. Dancy is President of LSGI Advisors Inc., a Dallas-based investment advisory firm that specializes in investments in small publicly traded companies, many of which are in the energy and agricultural sectors. He also teaches Oil & Gas Law and Oil & Gas Environmental Law as an adjunct professor at Southern Methodist University School of Law in Dallas. He has a Metallurgical Engineering degree from Michigan Technological University, an MBA from the University of Michigan, and a Juris Doctorate from Oklahoma City University. He is also on the Board of Directors of the Michigan Tech Enterprise Corporation, a small business incubator located in Upper Michigan.  Among other attributes, skills, and qualifications, the Board believes Mr. Dancy will make valuable contributions as a director because his experience allows him to analyze the competitive positions of small public companies, national and global trends in the agricultural sector, as well as legal and regulatory developments that may impact the agricultural/biofuel industries.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of a plurality of the shares of common stock present at the 2012 Annual Meeting, represented in person or by proxy, and entitled to vote on the matter is required to elect a nominee to the position of director. The seven nominees receiving the greatest number of votes will be elected as directors.

THE BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A DIRECTOR AND RECOMMENDS A VOTE “FOR” THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

PROPOSALS 2 and 3

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES FROM 5,000,000 TO 10,000,000; AND

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE
UNDESIGNATED STOCK.

On January 26, 2012, the Board voted to submit to the Company’s stockholders a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of capital stock from 5,000,000 to 10,000,000.  The Board also voted to submit to the Company’s shareholders a proposal to amend the Company’s Certificate of Incorporation to authorize undesignated stock. The authorization of undesignated stock will provide the Board with the authority, without first obtaining approval of the stockholders, to designate one or more classes or series of stock from the shares of undesignated stock.

If the proposal to increase the number of authorized shares of capital stock from 5,000,000 to 10,000,000 is approved and the proposal to authorize undesignated shares is approved, the authorized shares shall consist of 9,500,000 shares of common stock, $0.01 par value per share, and 500,000 shares of undesignated stock. If the proposal to increase the number of authorized shares from 5,000,000 to 10,000,000 shares is approved, but the proposal to authorize undesignated stock is not approved, the authorized shares shall consist of 10,000,000 shares of common stock, $0.01 par value per share.  If the proposal to authorize undesignated stock is approved, but the proposal to increase the number of authorized shares from 5,000,000 to 10,000,000 is not approved, the authorized stock shall consist of 5,000,000 shares of common stock, $0.01 par value per share, and zero shares of undesignated stock.

Our Certificate of Incorporation currently authorizes the Company to issue 5,000,000 shares consisting of a single class and of a single series, par value of $0.01 per share. As of March 5, 2012, 4,028,852 shares are issued and outstanding.  In addition, approximately 500,000 shares have been reserved for issuance pursuant to equity incentive arrangements.  As a result, the Company has approximately 471,148 shares that are not either issued and outstanding or committed for issuance. The Board desires to increase the number of authorized shares of capital stock to ensure it has the flexibility to promptly take advantage of any strategic opportunities, to grant such equity awards to officers, employees, directors, and consultants as may be desirable in the future, and to evidence the Company’s commitment to growth.

Our stockholders have no preemptive rights with respect to any series of our capital stock. If this proposed Amendment is adopted, the additional authorized shares will be available for issuance from time to time at the discretion of the Board without further action by the stockholders, except where stockholder approval is required by law, by regulatory authorities or to obtain favorable tax treatment for certain employee benefit plans.  Thus, additional shares of common stock might be issued at times and under circumstances that will have a dilutive effect on earnings per share and on the equity ownership of the present holders of our common stock.

In addition, all of the Company’s currently authorized shares are designated as a single class, common stock. The availability of undesignated shares from which the Board can designate a series of stock with the rights and preferences necessary for a particular transaction, such as financings, strategic alliances, and acquisitions, provides much greater flexibility and options for structuring such transactions. The Board believes this flexibility is in the best interests of the Company.

The undesignated shares will be available for designation and issuance by the Board at such times, in such manners and for such purposes as the Board may deem advisable without further action by the stockholders, except as may be required by law or regulatory authorities.  The Board may establish one or more classes or series (which may include but is not limited to designation as additional common shares) and fix the relative rights and preferences of each such class or series.  The rights and preferences of shares ultimately issued after the Board establishes a class or series from such undesignated shares may include rights that are more beneficial to such holders than to the holders of common shares, including rights with respect to voting, payment upon liquidation, receipt of dividends, payment of distributions and other preferences.  The equity interests of current stockholders may be significantly diluted if the Board establishes classes of stock from the authorized undesignated shares and then issues such shares.  The Board has no current commitments or plans to designate shares.

An increase in the number of authorized shares of common stock could, under certain circumstances, be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the company with another company).  Similarly, while establishing an authorized pool of undesignated shares provides flexibility in connection with possible acquisitions and other corporate purposes by permitting the Board to establish and issue a class or series of preferred stock with voting, conversion or other rights or preferences, it could have the effect of (i) delaying or preventing a change in control, (ii) causing the market price of the Company's common stock to decline, or (iii) impairing the voting power and other rights of the holders of the Company's common stock.  We are not proposing the increase in authorized shares or the establishment of an authorized pool of undesignated shares in response to, and we have no knowledge of, any effort to accumulate our stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of the stockholders holding a majority of the outstanding shares of common stock is required to approve the amendments to the Certificate of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE COMPANY’S CERTFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 5,000,000 TO 10,000,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE UNDESIGNATED SHARES.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM

The Board of Directors, acting on the recommendation of the Audit Committee, has selected Eide Bailly LLP as the Company’s independent registered public accountant for the fiscal year ending November 30, 2012 (the “2012 fiscal year”). Eide Bailly LLP has been the Company’s independent registered public accountant since July 2006. The firm has advised the Company that it has no relationship to the Company except that of independent public accountant.

A representative of Eide Bailly LLP is expected to be present at the 2012 Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding audit of the financial statements.

Audit Fees

The following table presents fees for professional services billed by Eide Bailly LLP to the Company for the audit of the Company’s annual financial statements, the review of the Company’s interim financial statements, and related services for the fiscal years ended November 30, 2011, and November 30, 2010.

Category	Fiscal Year	Fees
Audit Fees(1)	2011	$94,300
	2010	$99,950

Audit-Related Fees(2)	2011	-
	2010	-

Tax Fees(3)	2011	15,000
	2010	$14,460

All Other Fees(4)	2011	2,600
	2010	$2,300

(1)
Audit fees represent fees billed for each of the last two fiscal years for professional services provided for the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements in connection with the filing of current and periodic reports.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements

(3)	Tax fees represent fees billed for each of the least two fiscal years for tax compliance, tax advice and tax planning which included preparation of tax returns.

(4)
Other fees represent fees billed in relation to review of the Company’s proxy statement, attendance at the Company’s annual meeting, and providing consent to the Company’s Registration Statement on Form S-8.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approved the engagement of Eide Bailly LLP as the Company’s principal independent registered public accountant to perform audit services for the Company. The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent auditor prior to engagement. One hundred percent (100%) of the audit services, audit-related services and tax-related services referenced above were pre-approved by our Audit Committee.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of the stockholders holding a majority of the shares of common stock represented at the 2012 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to ratify the selection of the independent public accountant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT.

OTHER INFORMATION

CORPORATE GOVERNANCE

Our Board of Directors had seven members during the 2011 fiscal year: Thomas E. Buffamante, David R. Castle, Fred W. Krahmer, James Lynch, Douglas McClellan, J. Ward McConnell, Jr. and Marc H. McConnell. David R. Castle has decided to not stand for reelection at the 2012 Annual Meeting, and the Board has nominated Joseph R. Dancy to stand for election to the Board at the 2012 Annual Meeting. Pursuant to the Company’s bylaws, the Board of Directors has set the size of the Board at seven directors as of the 2012 Annual Meeting. All of our directors during the 2011 fiscal year and the director nominee, Mr. Dancy, are “independent” within the definition provided by NASDAQ Rule 5605, with the exception of J. Ward McConnell, Jr. and Marc H. McConnell. The Board has determined that J. Ward McConnell, Jr. and Marc H. McConnell are not independent due to their receipt of payments from the Company as compensation for services they provided as Chairman and Vice Chairman, respectively. In addition, in determining independence, the Board considered the family relationship between J. Ward McConnell, Jr. and Marc H. McConnell and that Art’s-Way Vessels, Inc. made two sales of pressure vessels to an entity owned by J. Ward McConnell, Jr. and for which Marc H. McConnell is a director and is involved in the management of the Company. See “Certain Transactions and Business Relationships.” In considering the independence of Mr. Dancy, the Board considered Mr. Dancy’s beneficial ownership of 6.4% of the outstanding common stock of the company.

The Board of Directors held four meetings during the 2011 fiscal year. Each director attended at least 75% of the total number of Board meetings held while the director served during the 2011 fiscal year and the total number of meetings held by all committees of the Board of Directors on which the director served, if any, during the 2011 fiscal year. The Board of Directors encourages all directors to attend the Company’s annual meetings, but does not have a formal attendance policy. The Company’s last annual meeting of the stockholders held on April 28, 2011 was attended by all of our directors.

The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. The Board of Directors as a whole functions as the Company’s Nominating Committee, although director nominees are recommended by our independent directors without participation of the non-independent directors.

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on risks relating to commodity pricing (such as steel), the Company’s ability to maintain appropriate levels of credit and insurance coverage, and financial and accounting, legal and compliance risks, including oversight of inventory accounting and other internal controls over financial reporting. In addition, the Compensation and Stock Option Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation and Stock Option Committee reviews compensation and benefits plans affecting all employees, including the executive officers.  We have determined that it is not reasonably likely that compensation and benefit plans create risks that would have a material adverse effect on the Company.The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees, with respect to their areas of responsibility for risk oversight.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for the day to day leadership and performance of the Company, while J. Ward McConnell, Jr., as the Chairman of the Board, provides guidance to the CEO and sets the strategic direction for the Company and sets the agenda for Board meetings and presides over meetings of the full Board. In order to facilitate succession planning, the Board has designated Marc H. McConnell as Vice Chairman.

Because the Board has determined that neither of our Chairman or Vice Chairman satisfy the definition of “independence” as set forth in NASDAQ Rule 5605, our Board of Directors has appointed James Lynch to serve as “presiding director” over all executive sessions of independent directors, which are required under NASDAQ rules.

Code of Ethics

The Company has adopted a Code of Ethics (the “Code”), which is applicable to all directors, officers and employees of the Company. The Code covers all areas of professional conduct, including customer and supplier relationships, conflicts of interest, insider trading, confidential information, accuracy of company records, public disclosures, contact with government officials, and workplace behavior. It requires strict adherence to all laws and regulations applicable to our business. Persons who are subject to the Code are required to bring any violations and suspected violations of the Code to the Company’s attention, through their supervisor, management, outside legal counsel, or by confidentially contacting the Chairman of the Audit Committee. The Code of Ethics is posted to our website at http://www.artsway-mfg.com/corporate-governance/. We intend to include on our website, within the time period required by form 8-K, any amendment to, or waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, and that relates to any element of the Code of Ethics definition enumerated in Item 406(b) of Regulation S-K.

Audit Committee

The principal functions of the Audit Committee are to evaluate and review the Company’s financial reporting process and systems of internal controls. The Audit Committee evaluates the independence of the Company’s independent auditor, recommends selection of the Company’s independent auditor to the Board of Directors, approves fees to be paid to our independent auditor, and reviews the Company’s financial statements with management and the independent auditor. The Audit Committee has recommended to the Board of Directors the appointment of Eide Bailly LLP to serve as the Company’s independent auditor for the 2012 fiscal year.

The Audit Committee operates under a written charter, which is available on our website at http://www.artsway-mfg.com/corporate-governance/. Under the charter, the Audit Committee must be comprised of not less than three members of the Board of Directors and its composition must otherwise satisfy NASDAQ requirements applicable to audit committees. During 2011, the members of the Company’s Audit Committee were David R. Castle (Chairman), Douglas McClellan, Fred W. Krahmer, and Thomas E. Buffamante, all of whom have been determined by the Board of Directors to be independent under the definition of “independence” provided by NASDAQ Rule 5605 and Rule 10A-3 of the Securities Exchange Act of 1934. Following the 2012 Annual Meeting, Mr. Buffamante will replace David Castle as Chairman of the Audit Committee. The Board has determined that each Mr. Castle and Mr. Buffamante is an “audit committee financial expert” as defined by applicable SEC regulations. The Audit Committee held ten meetings during the 2011 fiscal year.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be filed with the Securities and Exchange Commission (“SEC”) or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accountant is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

The members of the Audit Committee have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended November 30, 2011. The members of the Audit Committee have discussed with Eide Bailly LLP, the Company’s independent auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The members of the Audit Committee have received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the members of the Audit Committee have discussed with Eide Bailly LLP their independence from management and the Company. The members of the Audit Committee have considered whether the provision of services by Eide Bailly LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q are compatible with maintaining Eide Bailly LLP’s independence, and have determined that they are compatible and do not impact Eide Bailly LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above should be included in our Annual Report on Form 10-K accompanying this Proxy Statement and filed with the Securities and Exchange Commission for the fiscal year ended November 30, 2011.

Audit Committee

David R. Castle, Chairman
Fred W. Krahmer
Douglas McClellan
Thomas E. Buffamante

Compensation and Stock Option Committee

The members of the Compensation and Stock Option Committee are Fred W. Krahmer (Chairman), David R. Castle, and Douglas McClellan, all of whom are independent within the definition of “independence” provided by NASDAQ’s Corporate Governance Rule 5605.  Following the 2012 Annual Meeting, James Lynch will replace David Castle the Compensation and Stock Option Committee. The Compensation and Stock Option Committee operates under a new written charter adopted during the 2011 fiscal year, which is available on our website at http://www.artsway-mfg.com/corporate-governance/.  Under the charter, the Compensation and Stock Option Committee must consist of two or more members of the Board of Directors, and each member must meet applicable NASDAQ independence standards.

The Board has authorized the Compensation and Stock Option Committee to review and advise management on a broad range of compensation policies, such as salary ranges and incentive programs, for employees, although the Company’s executive officer is responsible for establishing specific terms of compensation for Company employees who are not subject to Section 16 of the Securities Exchange Act of 1934. The Board of Directors retains authority to set director compensation. Although the Board of Directors administers the Company’s 2011 Equity Incentive Plan, the Compensation and Stock Option Committee remains responsible for recommending to the Board any equity awards to the Company’s Chief Executive Officer, and the Board of Directors may delegate to the Compensation and Stock Option Committee additional administrative duties for the 2011 Equity Incentive Plan in the future. Neither the Compensation and Stock Option Committee nor the Board of Directors engages compensation consultants to assist in determining or recommending the amount or form of compensation for executive officers or directors. Executive officers do not have any role in determining or recommending the amount or form of executive officer or director compensation. The Compensation and Stock Option Committee may delegate its responsibilities to subcommittees to the extent permitted by applicable laws and regulations; however, such subcommittees are not permitted to have decision-making authority and are required to report regularly to the full Compensation and Stock Option Committee. The Compensation and Stock Option Committee had four meetings during the 2011 fiscal year.

Nominating Committee

The Board of Directors as a whole performs the functions of a Nominating Committee. Each of our directors and the director nominee have been determined by the Board of Directors to be independent under the definition of “independence” provided by NASDAQ’s Corporate Governance Rule 5605, with the exception of J. Ward McConnell, Jr. and Marc H. McConnell for the reasons identified above. Because the Board of Directors consists solely of persons who are not employees or officers of the Company and a majority of our directors are independent, the Board does not deem it necessary to have a separate Nominating Committee. In accordance with NASDAQ requirements, all seven of the director nominees for the 2012 Annual Meeting were recommended by a majority of the independent directors without participation of the non-independent directors. The Board of Directors met once during the 2011 fiscal year for the purpose of evaluating candidates for director nominees.

The principal purpose of the Board of Directors, acting as the Nominating Committee, is to identify and evaluate qualified individuals for membership on the Board of Directors. The Board of Directors annually considers the size, composition and needs of the Board in evaluating director candidates and recommends director nominees for election at each annual meeting of stockholders. The Board operates pursuant to a written charter, which is available on our website at http://www.artsway-mfg.com/corporate-governance/.

Selection of Director Nominees

In selecting nominees for directors, the Board of Directors, acting as the Company’s Nominating Committee, will consider all candidates submitted, including incumbent Board members, based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skills sets deemed appropriate by the Board of Directors to enact the mission and business purposes of the Company. Our Criteria and Policies for Director Nominations (the “Nominations Policies”), which were adopted by the Board of Directors, acting as the Company’s Nominating Committee, on July 28, 2009 and are attached as Annex A to the Nominating Committee Charter, specify that directors must have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with the Company’s business and industry, having high moral character and mature judgment and being able to work collegially with others.

In addition, diversity is a factor in evaluating director nominees. The Nominations Policies do not restrict the criteria that the Board of Directors can consider when evaluating diversity. The Board of Directors typically considers diversity of experience, skills, geographic representation and background as factors in the selection of new director nominees, with the goal of assembling a board of directors with complementary skill sets and viewpoints. The Board has not adopted a standalone diversity policy at this time. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Currently, the Company does not engage any third parties, for a fee or otherwise, to identify or evaluate potential nominees. The Board of Directors will consider director candidates recommended by holders of the Company’s common stock on the same basis as any other candidate submitted for consideration as a nominee. No nominations for candidates were received from any holders of common stock for the 2012 Annual Meeting.

In order for a candidate to be considered for nomination by the Board of Directors, a stockholder must submit to the attention of the Chief Executive Officer of the Company a written recommendation that contains the following information:

(1)	the full name and address of the stockholder or group submitting the recommendation;
(2)	the number of shares of common stock of the Company owned by the stockholder or group submitting the recommendation, and the date such shares were acquired;
(3)	the full name and address of the director nominee;
(4)	the age of the director nominee;
(5)	a five-year business history of the director nominee;
(6)	the amount of common stock of the Company owned by the director nominee;
(7)	whether the director nominee can read and understand basic financial statements;
(8)	the director nominee’s other board memberships, if any;
(9)	any family relationships between the director nominee and any executive officer or current director of the Company;
(10)	any business transactions between the director nominee or the candidate’s business and the Company;
(11)	a written consent of the director nominee to be named in the Company’s proxy statement and to serve as a director if elected; and
(12)	a written consent of the stockholder or group to be named in the Company’s proxy statement.

Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which he or she believes the candidate has to serve as director of the Company and the reasons why the holder believes the candidate should be elected to the Board of Directors of the Company. The Board of Directors may require the stockholder or nominee to furnish additional information to evaluate the nominee’s suitability. In the event a stockholder does not comply with the nomination process described in this Proxy Statement, the proposed nomination may be declared defective and disregarded.

Pursuant to the Company’s bylaws (as amended February 27, 2004), stockholders who intend to present a proposal or director nomination at the 2013 Annual Meeting of Stockholders without including such proposal or nomination in the Company’s proxy statement must deliver to the Company notice of such proposal no earlier than January 26, 2013 (approximately 90 days prior to the one year anniversary of this year’s meeting) and no later than February 26, 2013 (approximately 60 days prior to the one year anniversary of this year’s meeting).  The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any holder of common stock wishing to communicate with the Board of Directors about any matter involving the business or operations of the Company should send the communication, in written form, to the CEO of the Company at the Company’s principal place of business at 5556 Highway 9, Armstrong, Iowa, 50514-0288. The CEO of the Company will promptly send the communication to each member of the Board of Directors or, if applicable, specified individual directors.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

The following table sets forth the name and address of the persons known to the Company who beneficially own more than 5% of the issued and outstanding shares of common stock of the Company as of March 5, 2012.

Title of Class	Name of and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Common Stock	J. Ward McConnell, Jr. 4309 Mariner Way Ft. Myers, Florida 33919	1,548,991 shares(3)	38.39%

Common Stock	Joseph R. Dancy 1007 Beaver Creek Duncanville, Texas 75137	257,900 shares(4)	6.4%

(1)
Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities. Unless otherwise noted, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

(2)	Based on 4,028,852 shares issued and outstanding as of March 5, 2012.
(3)
Includes 1,542,991 shares held in the J. Ward McConnell, Jr. Living Trust, of which the reporting person has sole investment and voting power, and 6,000 shares underlying currently exercisable options.

(4)
As set forth in the Schedule 13G/A filed January 17, 2012 and as updated by information provided by Mr. Dancy, includes 91,000 shares held by Mr. Dancy, individually, and by the Joseph R. Dancy IRA;1,400 shares held by Mr. Dancy, indirectly, as custodian for his one minor child under the Uniform Transfer to Minor Act; 53,000 shares held by Ms. Victoria A. Dancy, individually; and 112,500 shares held by LSGI Technology Venture Fund L.P., a Texas limited partnership (“LSGI Fund”) of which LSGI Advisors Inc. is the general partner and of which Mr. Dancy, Victoria A. Dancy, the Joseph R. Dancy Irrevocable Trust (for the benefit of Joseph R. Dancy), the Victoria A. Dancy Irrevocable Trust (for the benefit of Victoria A. Dancy), Mr. and Mrs. Dancy’s two children, and LSGI Advisors Inc. are limited partners. Mr. and Mrs. Dancy have disclaimed beneficial ownership of 134,040 shares and 173,440 shares, respectively, except to the extent of their pecuniary interests therein.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table shows certain information with respect to the Company’s common stock beneficially owned by directors, director nominees, and executive officers of the Company as of March 5, 2012. The shares shown as beneficially owned include shares which executive officers, directors, and director nominees are entitled to acquire pursuant to outstanding stock options exercisable within 60 days of March 5, 2012.

Name of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Thomas E. Buffamante	Director	21,000 shares(3)	*
David R. Castle	Director	16,000 shares(4)	*
Fred W. Krahmer	Director	11,586 shares(5)	*
James Lynch	Director	15,600 shares(6)	*
Douglas McClellan	Director	51,000 shares(7)	1.26%
J. Ward McConnell, Jr.	Chairman of the Board and Director	1,548,991 shares(8)	38.39%
Marc H. McConnell	Vice Chairman of the Board and Director	14,250 shares(9)	*
Carrie Majeski	President and CEO	37,000 shares(10)	*
Joseph R. Dancy	Director Nominee	257,900 shares(11)	6.4%
Directors and Executive Officers as a Group (10 individuals)		1,973,327 shares(12)	48.13%

*	Less than 1%
(1)
Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities. Unless otherwise noted, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

(2)	Based on 4,028,852 shares issued and outstanding as of March 5, 2012.
(3)
Includes 6,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan, and 2,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.

(4)
Includes 2,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan, and 2,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.

(5)
Includes 4,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan, and 2,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.

(6)
Includes 2,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan, and 2,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.

(7)
Includes 6,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan, and 2,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.

(8)
Includes 1,542,991 shares held in the J. Ward McConnell, Jr. Living Trust, of which the reporting person has sole investment and voting power, 4,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan, and 2,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.

(9)
Includes 250 shares held indirectly by Mr. McConnell’s spouse, 2,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan, and 2,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.

(10)
Includes 33,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2007 Employee Stock Option Plan, and 1,600 shares of restricted stock granted under the 2011 Equity Incentive Plan for which risks of forfeiture lapse as follows: 800 shares on December 20, 2012 and 800 shares on December 20, 2013.

(11)
As set forth in the Schedule 13G/A filed January 17, 2012 and as updated by information provided by Mr. Dancy, includes 91,000 shares held by Mr. Dancy, individually, and by the Joseph R. Dancy IRA;1,400 shares held by Mr. Dancy, indirectly, as custodian for his one minor child under the Uniform Transfer to Minor Act; 53,000 shares held by Ms. Victoria A. Dancy, individually; and 112,500 shares held by LSGI Technology Venture Fund L.P., a Texas limited partnership (“LSGI Fund”) of which LSGI Advisors Inc. is the general partner and of which Mr. Dancy, Victoria A. Dancy, the Joseph R. Dancy Irrevocable Trust (for the benefit of Joseph R. Dancy), the Victoria A. Dancy Irrevocable Trust (for the benefit of Victoria A. Dancy), Mr. and Mrs. Dancy’s two children, and LSGI Advisors Inc. are limited partners. Mr. and Mrs. Dancy have disclaimed beneficial ownership of 134,040 shares and 173,440 shares, respectively, except to the extent of their pecuniary interests therein.

(12)
Includes 26,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan, 33,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2007 Employee Stock Option Plan, 14,000 shares which can be purchased within 60 days of March 5, 2012 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan, and 2,400 shares of restricted stock granted under the 2011 Equity Incentive Plan for which risks of forfeiture lapse as follows: 1,200 shares on December 20, 2012 and 1,200 shares on December 20, 2013.

EXECUTIVE OFFICERS

Carrie Majeski, age 36, is currently serving as our President and Chief Executive Officer. Mrs. Majeski also previously served as the Company’s Principal Financial Officer until the appointment of Jason Feucht as Chief Financial Officer on January 26, 2012. Mrs. Majeski joined the Company in April 2004 and was appointed Chief Financial Officer in July 2004. Mrs. Majeski was appointed to the additional roles of President and Chief Executive Officer on October 18, 2007. Prior to joining Art’s-Way, Mrs. Majeski was responsible for all of the functions of a controller at Tyco Plastics of Fairmont, Minnesota.

Jason Feucht, age 41, is current serving as our Chief Financial Officer.  Mr. Feucht joined the Company in January 2011 and served as Director of Finance until his promotion to Chief Financial Officer on January 26, 2011.  In his role as Chief Financial Officer, Mr. Feucht will perform the duties of principal financial officer. Prior to joining the Company, Mr. Feucht served as a Financial and Operational Analyst for Liguria Foods, Inc. from 2009 to 2011.  Mr. Feucht’s previous positions were with LodgeNet, Inc. as a Senior Financial Analyst from 2008 to 2009, and Perficient, Inc. as a Director Of Planning and Analysis from 2004 to 2008.  Earlier in his career, Mr. Feucht held various positions at IBM Global Services and DD Pyle Company, P.C.  Mr. Feucht graduated from Iowa State University in 1994 with a BS in accounting and in 2001 with an MBA.

EXECUTIVE COMPENSATION

The compensation philosophy of the Company is to provide a compensation package to executive officers that will maximize long-term stockholder value. The components of executive officer compensation, including that of Mrs. Majeski, who serves as President and CEO, are base salary, cash incentive compensation and stock options.

The Company’s policy is to pay base salaries that are at, or near, the average base salary for similar companies. The Compensation and Stock Option Committee annually determines whether to recommend to the Board of Directors salary increases for the Company’s executive officers, which recommendation is based on current salaries and individual performance during the past year. Other components of officer compensation are generally also reviewed annually.

In order to incentivize and reward high performance, the Compensation and Stock Option Committee annually determines whether to recommend that the Company’s executive officers receive a discretionary cash bonus for services rendered in the prior year. The recommendation is subject to the Compensation and Stock Option Committee’s discretion and is based upon an evaluation of the Company’s year-end financial statements. Company profitability is the underlying factor in the Compensation and Stock Option Committee’s determination of whether to recommend the annual bonus.

Equity awards have historically been the third component of the Company’s compensation package for executive officers. Equity awards such as stock options and restricted stock are awarded to provide long-term incentives to align the objectives of executive officers with the interests of stockholders in maximizing long-term growth.

The Company also has a 401(k) Savings Plan which covers substantially all full-time employees, including executive officers. Participating employees contribute to the 401(k) Savings Plan through salary reductions. The Company contributes a discretionary percentage of the 401(k) Savings Plan participants’ salary deferrals. The Company typically matches 25% of a participant’s contribution for every 1% that he or she contributes, up to 1% of the participant’s salary. Management of the 401(k) Savings Plan assets is currently vested with American United Life of Indianapolis, Indiana. Vesting of participants is 20% per year of employment until 100% vested after six years.

For fiscal year 2012, the Board of Directors adopted an incentive compensation pool and incentive compensation plans for the Chair, Vice Chair, CEO CFO, and certain other key employees.  The Board of Directors has structured the incentive compensation plans to reward participants for both earnings success of the Company as well as specifically defined strategic goals unique to each of their positions and talents.  The Board of Directors believes the incentive compensation pool and incentive compensation plans align incentive compensation  paid to our leadership with actual shareholder returns.

During the 2011 fiscal year, Mrs. Majeski, who is our only executive officer who meets the definition of a “named executive officer” under Item 402 of Regulation S-K, received an annual base salary of $132,000. In addition, the Board of Directors, pursuant to a recommendation by the Compensation and Stock Option Committee, awarded Mrs. Majeski a discretionary cash bonus of $24,227 based on fiscal 2011 performance, which was paid in the 2012 fiscal year.

The Company entered into a written employment agreement with Mrs. Majeski on December 20, 2011, the provisions of which are consistent with the Company’s compensation philosophy. The agreement, which was deemed effective as of December 1, 2011, provides for at-will employment and an initial annual base salary of $145,000.  Mrs. Majeski is also eligible to receive incentive compensation, including cash bonuses and equity awards, in the exclusive discretion of the Board (or a committee authorized by the Board), and to participate in any and all other employee benefit plans that are generally available to the Company’s employees.

Upon signing the agreement, as consideration for her agreement not to compete with the Company or solicit the Company’s employees or customers during the term of her employment with the Company or for one year thereafter, Mrs. Majeski received a restricted stock award for 2,000 shares of Company common stock, which was issued under the Company’s 2011 Equity Incentive Plan. The risks of forfeiture for the restricted stock award lapsed as to 400 shares on the date the agreement was executed, and will lapse as to 800 shares on each of the first and second anniversary dates of the grant, provided that Mrs. Majeski remains employed by the Company on those dates. The award is governed by the 2011 Equity Incentive Plan and the Company’s form of restricted stock award agreement.

Mrs. Majeski’s employment agreement may be terminated at any time by either party. If the agreement is terminated by the Company without cause (as defined in the agreement), the Company may be required to pay up to 12 weeks of compensation and benefits to Mrs. Majeski, in exchange for her release of any and all claims against the Company and her compliance with the non-competition and non-solicitation provisions of the agreement. The agreement also contains confidentiality and assignment of inventions provisions that survive the termination of the agreement for an indefinite period.

The agreement was amended effective January 26, 2012 to update Mrs. Majeski’s title to “President and Chief Executive Officer,” following the promotion of Jason Feucht to Chief Financial Officer.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to Carrie Majeski, who served as the Company’s President, Chief Executive Officer and Principal Financial Officer during the 2011 fiscal year. The Company has no other executive officers for whom compensation disclosure is required.

Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Option Awards(1) ($)	All Other Compensation ($)	Total Compensation ($)
Carrie Majeski,	2011	132,000	24,227	0	0	156,227

President and CEO	2010	120,000	15,000	25,001	0	160,001

(1)
Represents the grant date fair value of options awarded during the fiscal year ended November 30, 2010, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, under the 2011 Equity Incentive Plan. Please refer to Note 10 of the financial statements included in our 2010 Annual Report on Form 10-K for a discussion of the assumptions made in the valuation of these stock options.

Outstanding Equity Awards at 2011 Fiscal Year-End

As of the fiscal year ended November 30, 2011, Carrie Majeski, our President and CEO, held outstanding stock options to purchase a total of 33,000 shares of common stock of the Company. The options are fully vested and exercisable. These options were granted on October 1, 2007, February 1, 2008, and August 6, 2010 pursuant to the 2007 Employee Stock Option Plan. Following the end of our 2011 fiscal year, Mrs. Majeski also received a restricted stock award for 2,000 shares of Company common stock, which was issued under the Company’s 2011 Equity Incentive Plan. The risks of forfeiture for the restricted stock award lapsed as to 400 shares on the date the Agreement was executed, and will lapse as to 800 shares on each of the first and second anniversary dates of the grant, provided that Mrs. Majeski remains employed by the Company on those dates. The award is governed by the 2011 Equity Incentive Plan and the Company’s form of restricted stock award agreement. The following table sets forth the number of shares underlying outstanding equity awards as of November 30, 2011 and additional information relating to such awards:

	OPTION AWARDS
Name and Position and Option Grant Date	Number of Securities Underlying Unexercised Options, Number Exercisable (#)	Number of Securities Underlying Unexercised Options, Number Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Carrie Majeski, President and CEO (October 1, 2007)	16,000 (1)	0	10.57	October 1, 2017

Carrie Majeski, President and CEO (February 1, 2008)	12,000 (1)	0	13.38	February 1, 2018

Carrie Majeski, President and CEO (August 6, 2010)	5,000 (1)	0	5.01	August 6, 2020

(1)	Fully exercisable.

DIRECTOR COMPENSATION

The Company adopted a written director compensation plan on January 27, 2011. Pursuant to the plan, each director received a cash retainer for his service as a director during the 2011 fiscal year, with no committee or attendance fees. This compensation was paid quarterly in installments. In addition, each director was reimbursed for out-of-pocket expenses to attend all Board meetings and perform other services as Board members. Director compensation is generally reviewed annually and adjustments may be adopted by the Board of Directors.

For fiscal year 2011, each director, other than the Chairman of the Board and Vice Chairman of the Board, received annual compensation totaling $30,000. The Chairman of the Audit Committee, David Castle, received an additional cash retainer of $5,000. Our Chairman of the Board, J. Ward McConnell, Jr., received a cash retainer fee of $150,000 for fiscal year 2011. Our Vice Chairman of the Board, Marc. H. McConnell, received a cash retainer fee of $70,000 for fiscal year 2011.  In January 2012, the Board of Directors also approved discretionary cash bonuses of $61,875 and $20,640 to J. Ward McConnell, Jr. and Marc H. McConnell, respectively, in recognition of services rendered and Company performance during fiscal 2011.

In addition, the Board has approved annual grants of fully-vested non-qualified stock options to purchase 2,000 shares of common stock, pursuant to the 2011 Equity Incentive Plan.  In fiscal year 2011, the annual director stock option grant was made on April 28, 2011.

Effective as of December 1, 2011 the Board of Directors determined that our Chairman of the Board, J. Ward McConnell, Jr., will receive $250,000 for fiscal year 2012 and will continue to be eligible to receive incentive compensation.  Additionally, the Vice Chairman of the Board of Directors, Marc H. McConnell, will receive $80,000 for fiscal year 2012, and will be eligible to receive incentive compensation.

For fiscal year 2012, the Board of Directors adopted an incentive compensation pool and incentive compensation plans for the Chair, Vice Chair, CEO, CFO, and certain other key employees.  The Board of Directors has structured the incentive compensation plans to reward participants for both earnings success of the Company as well as specifically defined strategic goals unique to each of their positions and talents.  The Board of Directors believes the incentive compensation pool and incentive compensation plans align incentive compensation  paid to our leadership with actual shareholder returns.

Director Compensation Table for 2011 Fiscal Year

Our directors received the following compensation for the 2011 fiscal year:

Director Name	Fees Earned or Paid in Cash ($)		Stock Option Awards(1) ($)	All Other Compensation ($)	Total Compensation ($)
Thomas E. Buffamante	30,000		17,280	0	47,280
David R. Castle	35,000		17,280	0	52,280
Fred W. Krahmer	30,000		17,280	0	47,280
James Lynch	30,000		17,280	0	47,280
Douglas McClellan	30,000		17,280	0	47,280
J. Ward McConnell, Jr.	211,875	(2)	17,280	0	229,155
Marc H. McConnell	90,640	(3)	17,280	0	107,920

(1)
Represents the grant date fair value of options awarded during the fiscal year ended November 30, 2011, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. Non-qualified options to purchase 2,000 shares of common stock were granted to each director on April 28, 2011 pursuant to the 2011 Equity Incentive Plan. Please refer to Note 10 of the financial statements included in our 2011 Annual Report on Form 10-K for a discussion of the assumptions made in the valuation of the stock options. At fiscal year end the aggregate number of option awards outstanding for each non-employee director then serving as a director was as follows: J. Ward McConnell, Jr., 6,000; Fred Krahmer, 6,000; Douglas McClellan, 8,000; Marc McConnell, 4,000; David Castle, 4,000; James Lynch, 4,000; and Thomas Buffamante, 8,000.

(2)	Includes a $150,000 retainer and a discretionary cash bonus of $61,875 in recognition of services rendered and Company performance during the Company’s 2011 fiscal year.
(3)	Includes a $70,000 retainer and a discretionary cash bonus of $20,640 in recognition of services rendered and Company performance during the Company’s 2011 fiscal year.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning the Art’s-Way Manufacturing Co., Inc. 2007 Employee Stock Option Plan, the Art’s-Way Manufacturing Co., Inc. 2007 Non-Employee Directors’ Stock Option Plan, and the 2011 Equity Incentive Plan as of November 30, 2011.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	153,000	$9.32	347,000
Equity compensation plans not approved by security holders	0	N/A	0
Totals	153,000	$9.32	347,000

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Described below are transactions and series of similar transactions that have occurred during the 2011 and 2010 fiscal years, to which we were or are a party in which:

•	the amounts involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for our last two completed fiscal years; and

•	a director, executive officer, beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

J. Ward McConnell, Jr. provides services to the Company in his role as Chairman. As compensation for services provided during the 2011 fiscal year, Mr. McConnell received Board retainer fees of $150,000 paid during 2011. Mr. McConnell also received a discretionary cash bonus of $61,875 in February 2012 for services rendered and Company performance during the Company’s 2011 fiscal year. Mr. McConnell was paid a $150,000 retainer fee during fiscal 2010 for his services provided during the 2010 fiscal year, and received a discretionary cash bonus of $100,000 in January 2011 for services rendered and Company performance during the Company’s 2010 fiscal year.

During the third fiscal quarter of 2010 and the first fiscal quarter of 2011, Adamson Global Technology division of McConnell Holdings, Inc. (a corporation owned by J. Ward McConnell, Jr. and managed by Marc H. McConnell) paid $250,000 and $17,000, respectively, to Art’s-Way Vessels, Inc., a subsidiary of Art’s-Way Manufacturing Co, Inc., to purchase pressurized vessels on terms consistent with an arm’s-length transaction.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, the following directors and officers did not timely file reports of ownership and changes in ownership with the SEC: Jason Feucht, our Chief Financial Officer, filed a Form 3 on February 4, 2011 when it was due on February 3, 2011.

OTHER INFORMATION

Management knows of no other matters which may be brought before the 2012 Annual Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders in the enclosed proxy card will vote thereon in accordance with their discretion and best judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s Annual Report to security holders on Form 10-K, including the Company’s financial statements and the notes thereto for the fiscal year ended November 30, 2011, accompanies the delivery of this Proxy Statement.

We will provide a copy of Exhibits to the 10-K upon written request and payment of specified fees. The written request for such Form 10-K and/or Exhibits should be directed to Carrie Majeski, President and Chief Executive Officer of Art’s-Way Manufacturing Co., Inc. at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock in the Company on March 5, 2012. The fiscal year 2011 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov), and on our website at http://www.artsway-mfg.com/investor-relations/.

ANNUAL MEETING OF STOCKHOLDERS OF

ART'S-WAY MANUFACTURING CO., INC.

Thursday, April 26, 2012

9:00 a.m. Central Time

Hotel Julien

200 Main Street

Dubuque, Iowa

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730300300000001000 5 042612

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND "FOR" NOS. 2, 3 AND 4.
THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following seven nominees to the Company's Board of Directors to serve as directors each for a term of one year.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ J. Ward McConnell, Jr.
- ○ Marc H. McConnell
- ○ Thomas E. Buffamante
- ○ Fred W. Krahmer
- ○ James Lynch
- ○ Douglas McClellan
- ○ Joseph R. Dancy

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To amend the Company's Certificate of Incorporation to increase the number of authorized shares from 5,000,000 to 10,000,000.	☐	☐	☐
3. To amend the Company's Certificate of Incorporation to authorize undesignated shares.	☐	☐	☐
4. To ratify the selection of Eide Bailly LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2012.	☐	☐	☐

Proposals 2 and 3 are related proposals. The effect of approval of one proposal and failure to approve the other is discussed on the reverse side of this card.

Please indicate if you plan to attend this meeting: ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.